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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                   _______________


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        APRIL 7, 1998
                                                 ------------------------------

                              MOLECULAR BIOSYSTEMS, INC.
                  --------------------------------------------------
                  (Exact name of registrant as specified in charter)



        DELAWARE                       1-10546                  38-30878632
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


10070 BARNES CANYON ROAD, SAN DIEGO, CALIFORNIA                     92121
-----------------------------------------------                  ----------
   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (619) 452-0681
                                                   ----------------------------

                10030 BARNES CANYON ROAD, SAN DIEGO, CALIFORNIA 92121
            --------------------------------------------------------------
            (Former name or former address, if changed since last report.)


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On April 7, 1998, Molecular Biosystems, Inc. (the "Company") granted an exclusive license to Chugai Pharmaceutical Co., Ltd. ("Chugai") in Japan, Taiwan and South Korea for certain products pursuant to a Cooperative Development and Marketing Agreement. The Company also sold shares of its common stock to Chugai pursuant to a Common Stock Purchase Agreement as part of the transaction. Both of those Agreements are filed as exhibits to this Current Report on Form 8-K.

     COOPERATIVE DEVELOPMENT AND MARKETING AGREEMENT.

     Under the Cooperative Development and Marketing Agreement (the "Development Agreement"), the Company granted Chugai an exclusive license for the development and sale of Company products in Japan, Taiwan and South Korea. This license will allow Chugai to develop and sell FS069, ORALEX-Registered Trademark- and a potential future ultrasound product for fifteen years from March 31, 1998. The Company also granted to Chugai a right of first offer with respect to all ultrasound imaging agents owned or developed by the Company for certain uses in Japan, Taiwan and South Korea. FS069 is a perfluorocarbon based cardiac ultrasound contrast imaging agent. ORALEX-Registered Trademark- is a proprietary oral ultrasound agent to be used in the examination of the upper gastrointestinal anatomy.

     Under the Development Agreement, the Company will receive from Chugai an initial license fee of $14 million, milestone payments of up to $20 million based on the achievement of certain product development goals and royalty payments from Chugai based on the sale of commercialized products in Japan, Taiwan and South Korea. There can be no assurance, however, that all or any of these product development goals will be satisfied or that any products will be commercialized.

     COMMON STOCK PURCHASE AGREEMENT.

     Under the Common Stock Purchase Agreement, the Company sold to Chugai 691,883 shares of common stock for $12.00 per share for a total equity investment of $8.3 million. These shares are subject to certain covenants and restrictions, including "standstill" rights of the Company, a market stand-off provision and restrictions on transferability.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

          (a)  Financial Statements:  Not applicable.

          (b)  PRO FORMA Financial Information:  Not Applicable

          (c)  Exhibits

          The following Exhibits are hereby filed as part of this Current Report on Form 8-K.


EXHIBIT   DESCRIPTION

 2.1      Cooperative Development and Marketing Agreement effective as of March
          31, 1998 between the Company and Chugai Pharmaceutical Co., Ltd.

 2.2 Common Stock Purchase Agreement effective as of March 31, 1998 between the Company and Chugai Pharmaceutical Co., Ltd.

99.1      Press Release issued on April 8, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOLECULAR BIOSYSTEMS, INC.



                                   By:  /s/ Gerard A. Wills
                                       ----------------------------------------
                                        Gerard A. Wills
                                        Vice President, Finance and
                                        Chief Financial Officer


Date: April 22, 1998


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                                 EXHIBIT INDEX

The following Exhibits are filed herewith:


EXHIBIT   DESCRIPTION
+2.1      Cooperative Development and Marketing Agreement effective as of March
          31, 1998 between the Company and Chugai Pharmaceutical Co., Ltd.

 2.2 Common Stock Purchase Agreement effective as of March 31, 1998 between the Company and Chugai Pharmaceutical Co., Ltd.

99.1      Press Release issued April 8, 1998.


--------------

           + Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Exchange Act of 1934, as amended.


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